EX-10.35

                            Advice of Borrowing Terms

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
Relationship Office:
South Yorkshire Corporate Business Centre                Date: 19th March 1999


           Borrower(s)                                    Registered Number:
       C J Vander limited                                       763852
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We intend that the facilities listed in Part 1 of the attached Facility Schedule
(the "on-demand facilities") should remain available to the borrower(s) until 19th June 1999 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:

o  the terms and conditions below,

o the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

o  the Security detailed in the attached Security Schedule, and

o  the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.

Conditions:

o The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

o Monthly management accounts to be provided to us within 21 days of the end of the month to which they relate; to include Profit & Loss, Balance Sheet and Aged Debtor/Creditor listings with suitable commentary / explanations re any divergence from budget.

o Revised projections for the current year based on quarter 1 actuals (including cash flow forecast and monthly balance sheets.

o  December 1998 Audited accounts to be provided to us by 19th June 1999.

o Production of the Parent company accounts for the year ended December 1998 by 19th June 1999.

o Provision of the `Metal Exchange' account statement, plus prevailing 'balance', on a monthly basis.

o The top-slice [British pounds sterling]250,000 to the overdraft facility remains available upon your prior request and for the specific purpose of sterling silver purchases. We require a copy of the related purchase agreement in such instances.

o Lombard Natwest Commercial Services to have undertaken debtor book review by June 1999 given the significant work you have undertaken in recent months in `cleaning' the overall profile.

o Facilities remain available subject to our agreed lending formula calculated on the following basis:

  [Debtors<3 months + Stock] x 40% to cover utilized facilities in a ratio>/=2:1

o Given the current lack lustre trading of C J Vander Ltd and insolvent balance sheet footings (ie treating the parental support as a long term liability), whilst we will continue to extend existing levels of support on the basis of the clear integrity of the parent undertaking, we must reserve our rights to an increase in the interest rate margin charged to 2% above the Banks Base Rate from time to time (currently 5.5%).
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/s/ A Tyas
Corporate Manager
For and on behalf of
National Westminster Bank Plc

Acceptance:

To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               Form of Acceptance

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorized by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).


By (name and title): /s/ Mike Whitaker, Financial Controller        Date 26/3/99

For and on behalf of: C J Vander Limited

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                                Facility Schedule

Part 1 - Facilities repayable on Demand:

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
                                Overdraft - Base rate
                                ---------------------
Account Number:             29885477; sort code 56 00 09

Name of Borrower:           C J Vander Limited

Limit: [British pounds sterling]250,000 + Excess facility of up to [British pounds sterling]250,000 upon prior request & satisfaction of conditions previously listed.

Purpose: To finance working capital/periodic sterling silver purchases

Repayment:                  Fully fluctuating

1st Debit Interest Rate:    1% above the Bank's Base rate

2nd Debit Interest Rate:    4% above the Bank's Base rate on borrowing over
                            [British pounds sterling]250,000 (rising in accordance with excess facility) or in excess of agreed facilities

Interest Payable:           Quarterly

Arrangement Fee:            [British pounds sterling]2,500 was debited on
                            6/10/98, for the full year period to 6/10/99

Excess Fees:                We will be entitled to charge an excess fee at
                            the Bank's published rate for each day any agreed limit is exceeded (see our "Services & Charges for Business Customers" brochure for details).

                                Cheques Negotiations
                                --------------------
Name of Borrower:           C J Vander Limited

Limit:                      [British pounds sterling]10,000

Purpose:                    Negotiation of Foreign Cheques with Recourse

Fees: Subject to separate tariff, calculated on sterling value of cheque. Information available upon request or at the time the service is provided


                                Terminable Indemnities
                                ----------------------
Name of Borrower:           C J Vander Limited

Limit:                      [British pounds sterling]33,000

Type and Purpose:           Advance Payment Guarantee

Basis of Expiry:            To expire 31/5/99

Indemnity Fee:              [British pounds sterling]500p.a. payable quarterly
                            in advance, to be debited to account number 29885477.


                                Settlement Risk
                                ---------------
Name of Borrower:           C J Vander Limited

Limit/Frequency:            [British pounds sterling]200,000 per month

Type and Purpose:           Payroll and creditor payments via BACs
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

                                Security Schedule


We rely on the security detailed below [and require additional security where specified] to repay, on demand, all your current and future liabilities [both actual and contingent] to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.

Date Executed/New:       Security                 Given/to be given by:
------------------       --------                 ---------------------
27/09/89           Cross Guarantee Structure      between C J Vander Ltd Roberts
                                                  & Belk Ltd, John Biggin Ltd,
                                                  Modern Silverware Products
                                                  Ltd, Vander Properties Ltd and
                                                  C J Vander (Antiques) Ltd.

13/01/74           Mortgage Debenture             Fixed and Floating charge over
                                                  all company assets given by
                                                  C J Vander Ltd

11/11/85           Supplemental Charge            Specific charge over book
                                                  debts of C J Vander Ltd

30/01/74           Mortgage Debenture             Fixed & Floating charge over
                                                  all company assets given by
                                                  Roberts & Belk Ltd.

04/09/91           Supplemental Charge            Specific charge over book debts
                                                  of Roberts & Belk Ltd.

26/04/78           Mortgage Debenture             Fixed & Floating charge over
                                                  all company assets given by
                                                  John Biggin Ltd.

12/03/92           Mortgage Debenture             Fixed & Floating charge over all
                                                  company assets given by Modern
                                                  Silverware Products Ltd.

27/09/89           Mortgage Debenture             Fixed & Floating charge over
                                                  all company assets given by
                                                  C J Vander (Antiques) Ltd.
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